================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          Select Advisors Portfolios
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                     TOUCHSTONE GROWTH & INCOME II PORTFOLIO
                    (a series of Select Advisors Portfolios)
                                 311 Pike Street
                             Cincinnati, Ohio 45202
                                 (800) 669-2796

                            NOTICE OF SPECIAL MEETING

        Notice is hereby given that a Special Meeting (the "Meeting") of the holders of beneficial interests (the "Interests") in the Growth & Income II Portfolio (the "Portfolio"), a separate series of Select Advisors Portfolios, a New York master trust (the "Trust"), will be held on September 18, 1997, at 11:00 a.m., Eastern Time, at the offices of the Trust, 311 Pike Street, Cincinnati, Ohio 45202. At the Meeting, holders of Interests in the Portfolio will be asked to consider and vote upon the following proposals:

         1. To approve or disapprove the portfolio advisory agreement, dated as of September 1, 1997, between Touchstone Advisors, Inc. (the "Advisor") and Scudder Stevens & Clark Inc. ("Scudder"), pursuant to which agreement Scudder acts as portfolio advisor (i.e., subadvisor) with respect to the assets of the Portfolio, all as described in the attached Proxy Statement.

         2. To approve or disapprove a new portfolio advisory agreement between the Advisor and Scudder (or its successor), to become effective upon the consummation of the Transactions (as defined in the Proxy Statement) pursuant to which Scudder will be subject to a change in control and change its name to Scudder Kemper Investments, Inc., all as described in the attached Proxy Statement, pursuant to which agreement the renamed Scudder entity will continue to act as portfolio advisor with respect to the assets of the Portfolio.

         3. To approve or disapprove an amendment to the existing investment advisory agreement between the Trust (on behalf of the Portfolio) and the Advisor, pursuant to which agreement the Advisor acts as investment advisor to the Portfolio, which would increase the fee paid by the Portfolio to the Advisor by .05% of the first $150 million of the Portfolio's average net assets, as described in this Proxy Statement.

         4. To approve or disapprove an amendment to the Portfolio's fundamental investment restriction relating to investments in real estate.

         Interests in the Trust are held directly by Separate Account 1 and Separate Account 2 of Western-Southern Life Assurance Company for the benefit of the holders of individual variable annuity contracts issued by such separate accounts. The voting rights associated with ownership of Interests by the separate accounts are passed through to those holders of variable annuity contracts who have allocated a portion of their contract value to the Portfolio. Each contract holder who had made such an allocation as of the close of business on August 15, 1997 is entitled to give instructions to the affected separate account as to the manner in which such holder's beneficial interest in the Portfolio is to be voted.

         Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that your proportionate interest in the Portfolio may be voted in accordance with your instructions. If you are present at the Meeting, you may change your instructions, if desired, at that time.

         By Order of the Board of Trustees of the Trust.

                                                        Andrew S. Josef
                                                        Secretary

Cincinnati, Ohio
August 29, 1997



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



                     TOUCHSTONE GROWTH & INCOME II PORTFOLIO
                    (a series of Select Advisors Portfolios)
                                 311 Pike Street
                             Cincinnati, Ohio 45202
                                 (800) 669-2796

                                 PROXY STATEMENT

         This Proxy Statement is furnished by Select Advisors Portfolios (the "Trust") to the holders of beneficial interests (the "Interests") in its Growth & Income II Portfolio (the "Portfolio") and to the owners of variable annuity contracts ("Contracts") issued by Separate Account 1 and Separate Account 2 ("Separate Accounts" or, individually, a "Separate Account") of Western-Southern Life Assurance Company (the "Company" or "WSLAC"), on behalf of the Trust's Board of Trustees. This Proxy Statement is being provided to you in connection with the Trust's solicitation of the accompanying proxy, to be voted at a Special Meeting of holders of Interests in the Portfolio (the "Meeting") to be held on September 18, 1997, at 11:00 a.m., Eastern Time, at the offices of the Trust, 311 Pike Street, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed on or about August 29, 1997 to holders of Interests in the Portfolio and to those owners of Contracts who have allocated a portion of their Contract value to the Portfolio.

         At the Meeting, holders of Interests will be asked to consider and vote upon the following proposals:

         1. To approve or disapprove the portfolio advisory agreement, dated as of September 1, 1997, between Touchstone Advisors, Inc. (the "Advisor") and Scudder, Stevens & Clark Inc. ("Scudder"), pursuant to which agreement Scudder acts as portfolio advisor (i.e., subadvisor) with respect to the assets of the Portfolio all as described in the attached Proxy Statement.

         2. To approve or disapprove a new portfolio advisory agreement between the Advisor and Scudder (or its successor), to become effective upon the consummation of the Transactions (as defined in the Proxy Statement) pursuant to which Scudder will be subject to a change in control and change its name to Scudder Kemper Investments, Inc., all as described in the attached Proxy Statement, pursuant to which agreement Scudder will continue to act as portfolio advisor with respect to the assets of the Portfolio.

         3. To approve or disapprove an amendment to the existing investment advisory agreement between the Trust (on behalf of the Portfolio) and the Advisor, pursuant to which agreement the Advisor acts as investment advisor to the Portfolio, which would increase the fee paid by the Portfolio to the Advisor by .05% of the Portfolio's average net assets on the first $150 million of the Portfolios net assets, as described in this Proxy Statement.

         4. To approve or disapprove an amendment to the Portfolio's fundamental investment restriction relating to investments in real estate.

CERTAIN VOTING MATTERS

         Interests in the Portfolio are owned only by the Separate Accounts, by the Company`s Separate Account A, which holds and invests the assets of The Western & Southern Life Insurance Company Pension Plan (the "Pension Plan"), and by certain other affiliates of the Company (the "Affiliates") that provided initial capital for the organization of the Trust and the Portfolio.

         The voting rights accompanying ownership of the Interests in the Portfolio are legally vested only in the Separate Accounts, Separate Account A and the Affiliates. As a matter of policy, however, owners of the Contracts issued by the Separate Accounts (the "Contract Owners") have the right to instruct the Separate Accounts as to the manner in which their proportionate Interests in the Portfolio will be voted on any matter on which holders of Interests are entitled to vote. If voting instructions are not received from a Contract Owner, the Separate Accounts will vote the Interest attributable to such Contract Owner in the same proportion as the Interests for which voting instructions have been received from other Contract Owners. As of the close of business on August 15, 1997, the record date for determining holders of Interests and those Contract Owners entitled to vote or give voting instructions on the matters to be brought before the Meeting (the "Record Date"), 50.27% of the Interests outstanding were beneficially owned by Contract Owners. The remaining Interests were held by Separate Account A (49.73%) and the Affiliates (0.001%). Because the Company has determined that the proposals to be voted on at the meeting are in the best interests of its employees who participate in the Pension Plan, it intends to vote all of the Interests held by Separate Account A in favor of such proposals. Interests held by the Affiliates will be voted in the same proportion as those interests for which voting instructions have been received from the Contract Owners.

         The persons named in the accompanying proxy will vote in accordance with instructions given in the proxy, but in the absence of voting directions, the Interests represented by any proxy that is signed and returned will be voted FOR the proposals. With respect to any other matters (none of which are now known to the Trust's Board of Trustees) that may be presented at the Meeting, the Interests represented by the proxy instructions received will be voted in the discretion of the persons appointed as proxies.

         A Contract Owner may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Trust a written revocation or a duly executed proxy bearing a later date. The proxy will not be voted if the Contract Owner is present at the Meeting and elects to vote in person. Attendance at the Meeting will not, by itself, serve to revoke the proxy.

         If a Contract Owner abstains, the Interest represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum at the Meeting, but the abstention will have the effect of a negative vote on the proposals.

         The principal solicitation of proxies will be by mail, but proxies may also be solicited by telephone, telegraph and personal contact by Trustees, officers and regular employees of the Trust. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by the Advisor and not by Separate Account 1, Separate Account 2, Separate Account A, the Trust, the Portfolio or Scudder.

                                   PROPOSAL 1
                    CURRENT PORTFOLIO SUB-ADVISORY AGREEMENT

BACKGROUND

         As discussed in each Separate Account's Prospectus, each Separate Account is divided into seven sub-accounts ("Sub-Accounts" or, individually, a "Sub-Account"). Two of these Sub-Accounts in each Separate Account (Growth & Income and Bond) invest all of their respective investable assets in portfolios of the Trust and, as a result, are part of a two-tier, master/feeder structure, referred to as a Hub and Spoke(R) structure.1 As spokes in a Hub and Spoke structure, each of the Growth & Income Sub-Accounts seeks to achieve its investment objective by investing all of its investable assets in the Portfolio.

         The Portfolio is a separate series of the Trust, which is a New York master trust registered as an open-end diversified management investment company. The Advisor serves as the Trust's investment advisor and sponsor. The address of the Advisor is 311 Pike Street, Cincinnati, Ohio 45202. The Advisor, in its capacity as the Trust's investment advisor, has engaged a number of portfolio advisors (i.e., subadvisors) to manage the separate portfolios of the Trust.

         At a meeting held on August 15, 1997, the Board of Trustees of the Trust voted to replace the Portfolio's prior subadvisor and approved the Advisor's selection of Scudder as portfolio advisor to the Portfolio. A new portfolio advisory agreement with Scudder becomes effective as of September 1, 1997 (the "Current Portfolio Advisory Agreement"). Except as described herein, the terms of the Current Portfolio Advisory Agreement are substantially similar to the terms of the portfolio advisory agreement that had been in effect prior to September 1, 1997.

         As a result of the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), approval by holders of the Interests is required to continue the Current Portfolio Advisory Agreement with Scudder for a period of more than 120 days from its effective date.

         At the Meeting, holders of Interests are being asked to approve the Current Portfolio Advisory Agreement between the Advisor and Scudder. Except for the fee arrangement, the

-----------------
    1 Hub and Spoke(R) is a registered service mark of Signature Financial Group, Inc. ("Signature"). The terms "Hub(sm)" and "Spoke(sm)" are service marks of Signature.

addition of provisions regarding Scudder's possible use of an affiliated broker-dealer to execute transactions on behalf of the Portfolio (the "affiliated brokerage provisions"), and the other differences noted under "Current Portfolio Advisory Agreement," below, the Current Portfolio Advisory Agreement is identical in all material respects to the portfolio advisory agreement dated September 9, 1994, that had been in effect between the Advisor and Fort Washington Investment Advisors, Inc. ("Fort Washington"), an affiliate of the Company, until August 31, 1997 (the "Prior Portfolio Advisory Agreement"). A copy of the Current Portfolio Advisory Agreement is set forth in Exhibit A to this Proxy Statement.

         Under the investment advisory agreement between the Trust (on behalf of the Portfolio) and the Advisor, the Advisor at its expense may select, subject to the review and approval of the Trust's Board of Trustees, a portfolio advisor or portfolio advisors to manage the investments of the Portfolio. For information regarding Scudder that the Board of Trustees considered in making this selection, see "Information about Scudder."

PRIOR PORTFOLIO ADVISORY AGREEMENT

         Fort Washington, an affiliate of the Company, served as portfolio advisor for the assets of the Portfolio under the Prior Portfolio Advisory Agreement. The Prior Portfolio Advisory Agreement was approved by the shareholders of the Trust on September 1, 1994 and was last approved by the Trust's Trustees, including the Trustees who were not "interested persons," on December 19, 1996. Fort Washington resigned as portfolio advisor to the Portfolio, and the Prior Portfolio Advisory Agreement was terminated by the parties, effective as of the close of business on August 31, 1997.

         Under the Prior Portfolio Advisory Agreement, Fort Washington received from the Advisor an annual fee for its services equal to .45% of the average daily net assets of the Portfolio. At December 31, 1996, net assets of the Portfolio were $21,970,960. For the fiscal year ended December 31, 1996, the Advisor paid fees of $76,797 to Fort Washington for its services under the Prior Portfolio Advisory Agreement.

CURRENT PORTFOLIO ADVISORY AGREEMENT

         The Current Portfolio Advisory Agreement was approved by the Trust's Trustees, including the Trustees who were not "interested persons," on August 15, 1997. The terms of the Current Portfolio Advisory Agreement are substantially identical to those of the Prior Portfolio Advisory Agreement, except as follows: (1) The Current Portfolio Advisory Agreement has a different fee arrangement; (2) the Current Portfolio Advisory Agreement contains the affiliated brokerage provisions described below; (3) the Prior Portfolio Advisory Agreement provided for the Advisor to indemnify Fort Washington under certain circumstances, while the Current Portfolio Advisory Agreement has no such indemnification clause; and (4) the Current Portfolio Advisory Agreement states that Scudder may pay a broker-dealer who provides research services to the Portfolio a commission for effecting a portfolio transaction higher than the commission another broker or dealer would have charged if, in addition to the satisfaction of other conditions, the Portfolio



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



derives or will derive a significant benefit from such research services (a "significant benefit clause"). The Prior Portfolio Advisory Agreement did not contain a significant benefit clause. The description of the Current Portfolio Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

         Under the Current Portfolio Advisory Agreement, Scudder manages the investment and reinvestment of the assets of the Portfolio, subject to and in accordance with the investment objectives, policies and restrictions of the Portfolio and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Portfolio. In this regard, Scudder will make all determinations with respect to the investment of the Portfolio's assets and the purchase and sale of portfolio securities. In addition, Scudder will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities will be exercised. Scudder will render regular reports to the Trust's Board of Trustees, to the Advisor and to any advisor(s) that the Advisor engages to assist it in evaluating Scudder's performance and activities.

         The Current Portfolio Advisory Agreement states that Scudder's primary objective when placing orders with brokers and dealers will be to obtain the most favorable price and execution available for the Portfolio. In placing such orders Scudder may consider a number of factors, including, without limitation, the overall direct net economic result to the Portfolio (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive rate), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved, and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Scudder is specifically authorized, to the extent authorized by law, to pay a broker or dealer who provides research services to Scudder an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer. However, such payment is permissible only if Scudder determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer and that the Portfolio derives or will derive a reasonably significant benefit from such research services.

         The affiliated brokerage provisions in the Current Portfolio Advisory Agreement permit Scudder to place brokerage transactions with broker-dealers affiliated with Scudder ("Affiliated Brokers"). However, the Current Portfolio Advisory Agreement provides that Scudder may effect securities transactions for the Portfolio only if (1) the commissions, fees or other remuneration received or to be received by it are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (2) the Trustees of the Trust, including a majority of those Trustees who are not interested persons of the Trust, have adopted procedures pursuant to Rule 17e-1 under the 1940 Act for determining the permissible level of such commissions. Each Board of Trustees has previously adopted such procedures. Therefore, Scudder's use of Affiliated Brokers to execute transactions on behalf of the Portfolio should not result in an increase in brokerage commissions paid by the Portfolio.

         The Current Portfolio Advisory Agreement will, assuming it is approved by the holders of Interests in the Portfolio pursuant to this Proxy Statement, continue in effect until December 31, 1998, and it will continue thereafter provided that such continuance is specifically approved by the Advisor and Scudder and, in addition, at least annually by (1) the vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees and (2) by the vote of a majority of the Trustees of the Trust who are not parties to the Current Portfolio Advisory Agreement or interested persons of either the Advisor or Scudder, cast in person at a meeting called for the purpose of voting on such approval.

         The Current Portfolio Advisory Agreement may be terminated at any time, without payment of any penalty (1) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Portfolio, in any such case upon at least 60 days' prior written notice to Scudder, and (2) by Scudder upon at least 60 days' prior written notice to the Advisor and the Trust. The Current Portfolio Advisory Agreement will also terminate upon written notice by one party to the other party that the other party is in material breach of the agreement, unless the other party in material breach of the agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after the written notice. The Current Portfolio Advisory Agreement terminates automatically in the event of its assignment. As a result of the requirements of the 1940 Act, the Current Portfolio Advisory Agreement will terminate automatically 120 days from its effective date unless the Agreement is approved by holders of Interests prior to such date.

         The Current Portfolio Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the Current Portfolio Advisory Agreement on the part of Scudder, Scudder will not be subject to liability to the Advisor, the Trust or to any holder of an interest in the Portfolio for any act or omission in the course of, or connected with, rendering services under the Current Portfolio Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Advisor pays the fees earned by Scudder with respect to its management of the Portfolio's assets. As compensation for its services, Scudder will be paid a monthly fee equal on an annual basis to 0.50% of the first $150 million of the combined average daily net assets of the Portfolio and another similar portfolio within the Trust (which is also managed by Scudder for the Advisor), and .45% of the combined average daily net assets of the Portfolio and such other similar portfolio in excess of $150 million. This represents an increase of .05% to be paid on the first $150 million of the combined average daily net assets of the Portfolio and such similar portfolio over the fee paid under the Prior Portfolio Advisory Agreement.

INFORMATION ABOUT SCUDDER

         Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

         Daniel Pierce* is the chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard
A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key showing each person's address). The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

         All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs#, Daniel Pierce, and Edmond
D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.

         The Portfolio will be managed by a team of Scudder investment professionals. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits investors by bringing together many disciplines and leveraging Scudder's extensive resources.

PORTFOLIO MANAGEMENT

         Lead Product Manager, Robert T. Hoffman leads a team of investment professionals responsible for the management of the Portfolio and other portfolios managed in a similar fashion. Mr. Hoffman is responsible for setting the Portfolio's stock investing strategy and overseeing the Portfolio's day-to-day operations. Mr. Hoffman, who joined Scudder in 1990 as a portfolio manager, has 13 years of experience in the investment industry, including several years of pension fund management experience.

----------------------

*        Two International Place, Boston, Massachusetts
#        345 Park Avenue, New York, New York
+        101 California Street, San Francisco, California
@        Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

         Lori Ensinger, Lead Portfolio Manager joined the portfolio management team in 1993. Ms. Ensinger focuses on stock selection and investment strategy. She has worked as a portfolio manager since 1983, and joined Scudder in 1993.

         Deborah Chaplin, Portfolio Manager, has focused on stock selection and investment strategy since joining the portfolio management team in 1997. Ms. Chaplin, who joined Scudder in 1996 has over four years of experience as a securities analyst and portfolio manager. Prior to joining Scudder, Ms. Chaplin was a research fellow in the Faculty of Letters at Kyoto University, Japan.

         Benjamin W. Thorndike, Portfolio Manager, is the Portfolio's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 18 years of investment experience, joined Scudder in 1983 as a portfolio manager.

         Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Ms. Millard, who joined the portfolio management team and Scudder in 1991, focuses on strategy and stock selection.

         Please refer to Exhibit B to this Proxy Statement, which identifies all investment companies which have investment objectives similar to those of the Portfolio and for which Scudder acts as investment sub-advisor or advisor. Exhibit B also discloses the fees charged such investment companies by Scudder, and the size of each such investment company.

TRUSTEES' CONSIDERATION

         In considering the Current Portfolio Advisory Agreement, the Trust's Board of Trustees considered a number of factors, including the nature, quality and extent of the services furnished by Scudder; Scudder's experience in investing; possible economies of scale; Scudder's investment record; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios, particularly fee and expense ratios of funds similar to the Portfolio, and other investment advisers; the risks assumed by Scudder; the advantages and possible disadvantages to the Portfolio of having an adviser which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as subadvisor to the Portfolio; Scudder's financial resources and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Portfolio; and various other factors.

         The Board of Trustees of the Trust believes that the terms of the Current Portfolio Advisory Agreement are fair to, and in the best interest of, the Portfolio, the Trust, and the holders of Interests in the Portfolio. The Trust's Board of Trustees, including the independent Trustees of Trust voting separately, recommends that holders of Interests in the Portfolio approve the Current Portfolio Advisory Agreement between Scudder and the Advisor. In making this recommendation, the Trustees considered the nature and quality of the proposed services to be provided by Scudder to the Portfolio, Scudder's past performance record with respect to growth & income accounts, the scope of Scudder's portfolio management activities, Scudder's investment philosophy and process, and the quality of Scudder's capabilities generally. The Trustees also examined the background and experience of Scudder's various officers and managers, especially those who would have direct involvement in the Portfolio's management. Fees charged by entities providing services comparable to those of Scudder were also considered.

         After a comprehensive review of the matter, the Board of Trustees of the Trust concluded that the Portfolio should receive investment advisory services under the Current Portfolio Advisory Agreement equal or superior to those it had received under the Prior Portfolio Advisory Agreements.

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT INTEREST HOLDERS VOTE IN FAVOR OF THE PROPOSAL.

                                   PROPOSAL 2
                      NEW PORTFOLIO SUB-ADVISORY AGREEMENT

                  On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich"). Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's CEO, will continue as CEO of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

         As required by the 1940 Act, the Current Portfolio Advisory Agreement provides for its automatic termination upon its "assignment." The 1940 Act defines "assignment" to include any direct or indirect transfer of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. If the Transaction is consummated, it will give rise to an "assignment" of the Current Portfolio Advisory Agreement and thus its termination.

         If the Transaction is consummated and the Current Portfolio Advisory Agreement is terminated as a result, the Advisor and Scudder intend to enter into a new portfolio advisory agreement (the "New Portfolio Advisory Agreement). The New Portfolio Advisory Agreement will not change any of the terms of the Current Portfolio Advisory Agreement that will then be in effect, except for the effective date and the change to Scudder's name.

         At a meeting held on August 15, 1997, the Board of Trustees of the Trust voted to approved the Advisor's selection of Scudder Kemper as portfolio advisor to the Portfolio subsequent to the Transactions and approved the New Portfolio Advisory Agreement. To avoid the expense of another proxy solicitation and meeting of holders of Interests in the Portfolio, the holders of Interests in the Portfolio are being asked to approve the New Portfolio Advisory Agreement at this time. Thus, upon consummation of the Transaction and approval of the New Portfolio Advisory Agreement by the Trust's Board of Trustees, the New Portfolio Advisory Agreement will become effective without any additional vote of the holders of Interests in the Portfolio.

         IF THE NEW PORTFOLIO ADVISORY AGREEMENT WITH SCUDDER KEMPER IS NOT APPROVED BY HOLDERS OF INTERESTS IN THE PORTFOLIO, THE CURRENT PORTFOLIO ADVISORY AGREEMENT WOULD TERMINATE UPON THE CLOSING OF THE TRANSACTIONS AND SCUDDER WOULD CEASE TO ACT AS PORTFOLIO ADVISOR TO THE PORTFOLIO. In such event, the Board of Trustees of the Trust would make such arrangements for the management of the Portfolio's investments as it deemed appropriate and in the best interests of holders of Interests in the Portfolio.

INFORMATION CONCERNING THE TRANSACTIONS AND ZURICH

         Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI (with an indicated value of $775 million) to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper (with an indicated value of $200 million) to a compensation pool for the benefit of Scudder and ZKI employees, as well as $13 million in cash and $50 million of warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder shareholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper.

         The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of revenue run rates as of June 26, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

         At the closing, Zurich and the other shareholders of Scudder Kemper will enter into a Second Amended and Restated Holders Agreement (the "New SHA"). Under the New SHA, Scudder shareholders will be entitled to designate three of the seven members of the Scudder Kemper board and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and the other two members of the Executive Committee.

         The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York,

New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President and Chief Executive Officer of Scudder.

         The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the Corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

         The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

         The New SHA requires the approval of a majority of the Scudder-based directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related businesses, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliate transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for continuing Scudder shareholders.

         The Transactions are subject to a number of conditions, including approval by Scudder shareholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and shareholder approvals from registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

         Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

BOARD OF TRUSTEES EVALUATION

         Scudder has informed the Trustees that the Transactions are not expected to have a material effect on the operations of the Portfolio or on the holders of Interests in the Portfolio. No material change in Scudder's investment philosophy, policies or strategies is currently envisioned. Neither the Transaction Agreement nor the New SHA, by its terms, contemplates any changes, other than changes in the ordinary course of business, in the management or operation of Scudder relating to the Portfolio, the personnel managing the Portfolio or other services provided to and business activities of the Portfolio. The Transactions also are not expected to result in material changes in the senior management or personnel of Scudder. Certain senior executives of Scudder, including Mr. Villani, have entered into employment agreements, effective as of the closing of the Transactions, with terms ranging from three to five years. Based on the foregoing, Scudder does not anticipate that the Transactions will cause a reduction in the quality of services provided to the Portfolio, or have any adverse effect on Scudder's ability to fulfill its obligations under the New Portfolio Advisory Agreement or on its ability to operate its businesses in a manner consistent with its current practices.

TRUSTEES' CONSIDERATION

         In addition to the factors that the Board of the Trust considered in evaluating the Transactions and their effect on the Portfolio, which included
(i) that there were no contemplated changes in senior management or personnel of Scudder, in the investment philosophy, policies or strategy of the Portfolio as a result of the Transactions, or in the quality of services provided to the Portfolio by Scudder and (ii) the undertaking that no unfair burden would be imposed upon the Portfolio as a result of the Transactions, the Board also took into account that the New Portfolio Advisory Agreement, including the terms relating to the services to be provided, and the fees and expenses payable, thereunder, is on the same terms in all material respects as the Current Portfolio Advisory Agreement. The Board noted that, in approving the Current Portfolio Advisory Agreement, the Board of the Trust, including the independent Trustees, had considered a number of factors, including the nature, quality and extent of the services furnished by Scudder; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel; Scudder's experience in investing; possible economies of scale; Scudder's investment record; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios, particularly fee and expense ratios of funds similar to the Portfolio, and other investment advisers; the risks assumed by Scudder; the advantages and possible disadvantages to the Portfolio of having an adviser which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as subadvisor to the Portfolio; Scudder's financial resources and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Portfolio; and various other factors.

         The Board of Trustees of the Trust believes that the terms of the New Portfolio Advisory Agreement are fair to, and in the best interest of, the Portfolio, the Trust, and the holders of Interests in the Portfolio. The Trust's Board of Trustees, including the independent Trustees of the Trust voting separately, recommends that holders of Interests in the Portfolio approve the New Portfolio Advisory Agreement between Scudder Kemper and the Advisor. In making this recommendation, the Trustees considered the nature and quality of the proposed services to be provided by Scudder Kemper to the Portfolio, Scudder's past performance record with respect to growth & income accounts, the scope of Scudder's portfolio management activities, Scudder's investment philosophy and process, and the quality of Scudder's capabilities generally. The Trustees also examined the background and experience of Scudder's various officers and managers, especially those who would have direct involvement in the Portfolio's management. Fees charged by entities providing services comparable to those of Scudder were also considered.

         After a comprehensive review of the matter, the Board of Trustees of the Trust concluded that the Portfolio should receive investment advisory services under the New Portfolio Advisory

Agreement equal or superior to those it had received under the Prior Portfolio Advisory Agreement.

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT HOLDERS OF INTERESTS IN THE PORTFOLIO VOTE IN FAVOR OF THE PROPOSAL.

                                   PROPOSAL 3
                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

BACKGROUND

         At the Meeting, holders of Interests in the Portfolio are being asked to approve an amendment (the "Amendment") to the investment advisory agreement (the "Investment Advisory Agreement"), dated September 9, 1994 between the Trust, on behalf of the Portfolios, and the Advisor. The Amendment makes no change to the Investment Advisory Agreement except to increase the fee paid to the Advisor by the Trust, on behalf of the Portfolio. Since the Growth & Income sub-accounts of Separate Accounts 1 and 2 are holders of Interests in the Portfolio, the Contract Owners who have allocated contract value to such sub-accounts would ultimately bear the expense of the increased fee. However, a "cap" has been placed on the Trust's expenses by the Advisor (currently effective through March 31, 1998). Unless the expense cap is removed or unless the Portfolio's aggregate operating expenses are less than the expense cap for a given fiscal year, the impact of the proposed increase in advisory fees is eliminated with respect to the holders of Interests in the Portfolio. (See footnote 1 set forth under the caption "The Amendment," below, for further information regarding the expense cap.) A copy of the proposed Amended and Restated Investment Advisory Agreement is set forth in Exhibit C to this Proxy Statement.

THE INVESTMENT ADVISORY AGREEMENT

         The Investment Advisory Agreement was approved by the initial investors in the Portfolio on September 1, 1994, and was last approved by the Trust's Board of Trustees, including the Trustees who were not "interested persons," on December 19, 1996. Under the Investment Advisory Agreement, the Advisor manages the investment and reinvestment of the Portfolio's assets. In fulfilling this obligation, the Advisor may engage separate portfolio advisors, such as Scudder, to make all determinations with respect to the investment of the Portfolio's assets, and to effect the purchase and sale of portfolio securities. The Investment Advisory Agreement provides that services by a portfolio advisor will also include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. Under the Investment Advisory Agreement, the Advisor causes each portfolio advisor to render regular reports to the Trust's Board of Trustees.

         The Investment Advisory Agreement continues in effect until December 31, 1997, and it will continue thereafter provided that such continuance is specifically approved by the Trust and the Advisor and, in addition, at least annually by (1) the vote of holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees, and (2) by the vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

         The Investment Advisory Agreement may be terminated at any time, with respect to the Portfolio, without payment of any penalty, (1) by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Advisor and (2) by the Advisor upon 60 days' prior written notice to the Trust.

         The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Investment Advisory Agreement on the part of the Advisor, the Advisor will not be subject to liability to the Trust or to any holder of an interest in the Portfolio for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. Under certain circumstances, the Trust will indemnify the Advisor against losses, claims, damages, liabilities or expenses resulting from acts or omissions of the Trust.

         The Investment Advisory Agreement currently states that the Trust pays to the Advisor, as compensation for its services as investment advisor, a fee that is equal on an annual basis to 0.75% of the average daily net assets of the Portfolio.

THE AMENDMENT

         The Amendment was approved by the Trust's Board of Trustees, including the Trustees who were not "interested persons," on August 15, 1997. The Amendment proposes only to increase the fee paid by the Trust, on behalf of the Portfolio, to the Advisor. If adopted, the Amendment would increase the fee on an annual basis from 0.75% of the average daily net assets of the Portfolio to 0.80% of the first $150 million of average daily net assets of the Portfolio. The fee on average daily net assets of the Portfolio in excess of $150 million will remain 0.75% of such assets. The Amendment would not change the Investment Advisory Agreement in any other respect.

                           --------------------------

         For the fiscal year ended December 31, 1996, the following table provides the aggregate operating expenses of the Portfolio expressed as a percentage of average daily net assets of the Portfolio. The table considers both the current advisory fee paid to the Advisor and the proposed increased advisory fee. The table does not include separate account expenses, such as deferred sales charges and variable account expenses, because such charges are assessed at the separate account level and do not affect the Portfolio.

                       ANNUAL PORTFOLIO OPERATING EXPENSES

                                 CURRENT FEES                  PROPOSED FEES
                                 ------------                  -------------
                                                            FIRST $150 MILLION OF
                                                          AVERAGE DAILY NET ASSETS
                                                          ------------------------

Advisors Fee                         0.75%                          0.80%
Other Expenses(1)                    0.10%                          0.05%
(after waiver and
reimbursement)

Total Operating                      0.85%                          0.85%
Expenses(1)
(after waiver and
reimbursement)

-----------------

(1) The "Total Operating Expenses" charged to the Portfolio will not exceed the percentages listed above. The Advisor, in its capacity as sponsor of the Trust, has agreed to waive or reimburse certain of the Operating Expenses of the Portfolio and each other portfolio of the Trust (as used herein, "Operating Expenses" includes amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) such that, after such waivers or reimbursements, the aggregate Operating Expenses of the Portfolio will not exceed on an annual basis the "Total Operating Expenses" listed above (the "Expense Caps"). An Expense Cap may be terminated with respect to any Portfolio by the Advisor, in its capacity as sponsor, as of the end of any calendar quarter after December 31, 1997, by giving at least 30 days prior written notice, and the sponsor agreement will terminate with respect to the Trust if the Advisor (or an affiliate that has assumed such obligations) ceases to be the sponsor or the Advisor of the Trust. For the year ended December 31, 1996, without the Expense Caps and assuming CURRENT fees, "Other Expenses" and "Total Operating Expenses" would have been 0.96% and 1.71%, respectively for the Portfolio. For the year ended December 31, 1996, without the Expense Caps and assuming PROPOSED fees, "Other Expenses" and "Total Operating Expenses" would have been 0.96% and 1.76%, respectively for the Portfolio.

                                -----------------

         Based on expenses incurred for the year ended December 31, 1996, a Contract Owner would pay the expenses set forth in the table below on a $1,000 investment in the Portfolio (including for this purpose all Portfolio and Separate Account expenses) assuming (1) a 5% annual return, (2) the total operating expense ratio set forth in the immediately preceding chart, and (3) redemption at the end of each time period. The table considers both the current advisory fee paid to the Advisor and the proposed increased advisory fee.

                                    CURRENT FEES              PROPOSED FEES
                                    ------------              -------------

                 1 Year                 $ 94                       $ 94

                 3 Years                $128                       $128

                 5 Years                $162                       $162

                 10 Years               $270                       $270



INFORMATION ABOUT THE ADVISOR

         The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company, located at 400 Broadway, Cincinnati, Ohio 45202. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. As of June 30, 1997, the Advisor had assets under management of $182 million. For the fiscal year ended December 31, 1996, the Advisor received $127,974 from the Trust (on behalf of the Portfolio) for its services as investment advisor. Had the Amendment been in effect for that period, the Advisor would have received $136,506 from the Trust (on behalf of the Portfolio) for its services as investment advisor (an increase of 6.67% over the amount actually received).

         For the fiscal year ended December 31, 1996, the Advisor waived all fees for its services as sponsor to the Trust. If such fees had not been waived, the Trust, on behalf of the Portfolio, would have paid the Advisor, for its role as sponsor $34,126. Whether or not the Amendment is approved by holders of Interests in the Portfolio, the Advisor will continue as sponsor to the Trust.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE ADVISOR

                           POSITIONS AND OFFICES
                           ---------------------
NAME AND ADDRESS*          WITH TOUCHSTONE ADVISORS           PRINCIPAL OCCUPATION
-----------------          ------------------------           --------------------

James N. Clark*            Director                           Executive Vice President,
                                                              The Western and Southern
                                                              Life Insurance Company

Edward G. Harness, Jr.     Director, President and            President, IFS
                           Chief Executive Officer            Financial Services, Inc.

William F. Ledwin*         Director                           Senior Vice President, The
Western and Southern                                          Life
Insurance Company
Donald J. Wuebbling*       Director, Secretary                Vice President and General
                           and Chief Legal Officer            Counsel, The Western and
                                                              Southern Life Insurance
                                                              Company

Edward S. Heenan*          Vice President and Controller      Vice President and
                                                              Comptroller, The Western and
                                                              Southern Life Insurance
                                                              Company

Brian Manley               Vice President and Chief           Vice President, Touchstone
                           Financial Officer                  Securities, Inc.


Richard K. Taulbee*        Vice President                     Vice President, The Western
                                                              And Southern Life Insurance
                                                              Company

Patricia Wilson            Chief Compliance Officer           same

Robert F. Morand*          Assistant Secretary                Attorney,
                                                              The Western and Southern
                                                              Life Insurance Company

Robert A. Dressman*        Assistant Treasurer                 Assistant Treasurer,
                                                               The Western and Southern
                                                               Life Insurance Company

Timothy D. Speed*          Assistant Treasurer                 Assistant Vice President,
                                                               The Western and Southern
                                                               Life Insurance Company

-----------------

*Principal business address is 400 Broadway, Cincinnati, Ohio 45202

TRUSTEES' CONSIDERATION

         The Board of Trustees of the Trust believes that the terms of the Amendment are fair to, and in the best interest of, the Portfolio and the Trust and the holders of Interests in the Portfolio. The Trust's Board of Trustees, including the independent Trustees voting separately, recommends approval of the Amendment by the Contract Owners who have allocated value to the Portfolio and who, as a result, are entitled to instruct the Separate Accounts in the voting of their Interests in the Portfolio. In making this recommendation, the Trustees considered the nature and quality of the services that the Advisor has provided to the Portfolio, the fees charged by investment advisors providing services comparable to those of the Advisor and the fees that would be charged to the Advisor by Scudder, if it is selected as a portfolio advisor. After consideration of the matter, the Board of Trustees of the Trust concluded that the fee increase proposed in the Amendment was appropriate.

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT HOLDERS OF INTERESTS IN THE PORTFOLIO VOTE IN FAVOR OF THE PROPOSAL.

                                   PROPOSAL 4
                 AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTION

         Under the 1940 Act, all investment policies of an investment company (e.g., the Portfolio) must be classified as either "fundamental" or "non-fundamental." A fundamental policy may not be changed without the approval of the holders of the investment company's (e.g., the Portfolio's) outstanding voting securities; a non-fundamental policy may be changed by the Trustees without such approval.

         The Portfolio has adopted certain fundamental policies to reflect business or industry conditions which in some cases are no longer in effect or have changed. Accordingly, the Trustees have authorized a change to the investment restriction adopted in connection with the Portfolio's investments in real estate in order to clarify the applicability of such restriction, which is required to be fundamental.

         Investment Restriction no. 4 currently provides that:

         "The Portfolio may not:

         purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities)."

         The Trustees propose to split Investment Restriction no. 4 into two restrictions with respect to the Portfolio and to reword the restriction to clarify that the Portfolio may invest in the securities of real estate investment trusts ("REITs"). The Trustees have approved, subject to the approval of holders of Interests in the Portfolio, the following two Investment Restrictions which would replace Investment Restriction no. 4 with respect to the Portfolio:

         "The Portfolio may not:

         4a) purchase or sell real estate (except that (a) the Portfolio may invest in (i) securities of entities that invest or deal in real estate, mortgages, or interests therein and (ii) securities secured by real estate or interests therein and (b) the Portfolio may hold and sell real estate acquired as a result of the Portfolio's ownership of securities;

         4b) purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business.

TRUSTEES CONSIDERATION

         The Board of Trustees of the Trust believes that the amendment to the Portfolio's fundamental investment restriction relating to real estate is in the best interest of the Portfolio, the Trust and the holders of Interests in the Portfolio. The Trust's Board of Trustees, including the independent Trustees of the Trust voting separately, recommends approval by the holders of Interests in the Portfolio of the amended investment restriction. In making this recommendation, the Trustees considered that the Portfolio's ability to adjust to a changing investment environment will be enhanced by the amendment to the Portfolio's fundamental investment restriction described above.

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT INTEREST HOLDERS VOTE IN FAVOR OF THE PROPOSAL.

             REQUIRED VOTE AND TRUSTEES RECOMMENDATION FOR PROPOSALS

         At the Meeting, Separate Accounts 1 and 2, acting on behalf of their Growth & Income sub-accounts, will vote, based on instructions received from Contract Owners who hold value in the Portfolio, on (i) the Current Portfolio Advisory Agreement, (ii) the New Portfolio Advisory Agreement, (iii) the Amendment to the Investment Advisory Agreement between the Trust and the Advisor, and (iv) the amendment to the Portfolio's fundamental investment restriction relating to investments in real estate.

         The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio, which are held in part by Separate Accounts 1 and 2 and the remainder by Western Southern Life Assurance Company through Separate Account A, is required to approve each proposal. "Majority of the outstanding voting securities" of the Portfolio for this purpose under the 1940 Act means the lesser of (1) 67% of the securities of the Portfolio present, if more than 50% of the outstanding securities of the Portfolio are represented and voting, or (2) more than 50% of such outstanding securities. Since Western-Southern Life Assurance Company, acting for the benefit of The Western and Southern Life Insurance Company Pension Plan, whose assets are held by Separate Account A, owns more than 50% of the outstanding securities of the Portfolio, and intends to vote in favor of each Proposal, it is expected that each Proposal will be approved.

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT INTEREST HOLDERS VOTE IN FAVOR OF EACH PROPOSAL.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         As of August 15, 1997, the following persons were beneficial owners of more than 5% of the outstanding Interests of the Portfolio:


Name and Address of Beneficial Owner                        Percent of Class
------------------------------------                        ----------------

Separate Account A of
Western-Southern Life                                             49.73%
Assurance Company
400 Broadway
Cincinnati, Ohio  45202

Separate Account 1 of
Western-Southern Life                                             49.86%
Assurance Company

  To the knowledge of the Trusts, no other person beneficially owned more than 5% of the outstanding Interests as of June 30, 1997.

  As of June 30, 1997, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding Interests of the Portfolio.

                               GENERAL INFORMATION

ADMINISTRATOR AND PRINCIPAL UNDERWRITER

         Investors Bank & Trust Company ("Investors Bank"), located at 200 Clarendon Street, Boston, Massachusetts 02116, provides administrative, custodial and fund accounting services for the Trust and serves as transfer agent for the Trust.

         Touchstone Securities, Inc., located at 311 Pike Street, Cincinnati, Ohio 45202, serves as the Trust's distributor.

OTHER MATTERS TO COME BEFORE THE MEETING

         The Trusts' management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

PORTFOLIO TRANSACTIONS

         The Portfolio does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Portfolio may participate in brokerage commissions. Brokerage transactions are not placed with any person affiliated with the Trusts or the Advisor. Scudder may place brokerage transactions with Scudder Investor Services, Inc. ("SIS"), an affiliate of Scudder. SIS may be a major recipient of brokerage commissions paid by the Portfolio.

PROPOSALS BY HOLDERS OF INTERESTS IN THE PORTFOLIO

         The Meeting is a special meeting of holders of Interests in the Portfolio. The Trust is not required to, nor does it intend to, hold regular annual meetings of the holders of Interests in the Portfolios. If such a meeting is called, any Interest holder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust.

REPORTS TO HOLDERS OF INTERESTS IN THE PORTFOLIO

         The Trust will furnish, without charge, a copy of its most recent Annual Report to holders of Interests in the Portfolio upon request within three business days of the request. Requests for such reports can be made by calling
(800) 669-2796 (press 3) or in writing to the Trust, 311 Pike Street, Cincinnati, Ohio 45202.

SCUDDER AND ZURICH INFORMATION

         All information contained in this Proxy Statement about Scudder, Zurich, their respective affiliates, and the Transactions has been provided by Scudder.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

         By Order of the Board of Trustees of the Trust

                                                       Andrew S. Josef
                                                       Secretary

August 29, 1997
Cincinnati, Ohio

                                  Exhibit A

                          PORTFOLIO ADVISORY AGREEMENT

                           SELECT ADVISORS PORTFOLIOS
                            GROWTH & INCOME PORTFOLIO
                          GROWTH & INCOME II PORTFOLIO

         This PORTFOLIO ADVISORY AGREEMENT is made as of the 1st day of September, 1997, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and Scudder Stevens & Clark Inc. (the "Portfolio Advisor"), a Delaware corporation.

         WHEREAS, the Advisor has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and has been retained by Select Advisors Portfolios (the "Trust"), a New York trust organized pursuant to a Declaration of Trust dated February 7, 1994 and registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") to provide investment advisory services to the Growth & Income Portfolio and the Growth and Income II Portfolio (herein together the "Portfolio"); and

         WHEREAS, the Portfolio Advisor also is an investment advisor registered under the Advisers Act; and

         WHEREAS, the Advisor desires to retain the Portfolio Advisor to furnish it with portfolio management services in connection with the Advisor's investment advisory activities on behalf of the Portfolio, and the Portfolio Advisor is willing to furnish such services to the Advisor and the Portfolio;

         NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. EMPLOYMENT OF THE PORTFOLIO ADVISOR. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached hereto as Exhibit A (the "Advisory Agreement"), the Advisor hereby appoints the Portfolio Advisor to manage the investment and reinvestment of those assets of the Portfolio allocated to it by the Advisor (the "Portfolio Assets"), subject to the control and direction of the Advisor and the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Advisor hereby represents that (i) it has authority under the Advisory Agreement to appoint the Portfolio Advisor to act as an investment adviser to the Trust, (ii) this Agreement is valid and binding upon the Advisor, and (iii) with respect to this Agreement, the conditions of Rule 15a-4 under the 1940 Act have been fulfilled. The Portfolio Advisor hereby accepts such employment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation herein provided. The Portfolio Advisor shall at all times maintain its registration as an investment advisor under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. The Portfolio Advisor shall for all purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Portfolio.

         2. DUTIES OF THE PORTFOLIO ADVISOR. The Portfolio Advisor will provide the following services and undertake the following duties:

                  a. The Portfolio Advisor will manage the investment and reinvestment of the Portfolio Assets, subject to and in accordance with the investment objectives, policies and restrictions of the Portfolio and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Portfolio. In furtherance of the foregoing, the Portfolio Advisor will make all determinations with respect to the investment of the Portfolio Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Portfolio Advisor also will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. The Portfolio Advisor will render regular reports to the Trust's Board of Trustees, to the Advisor and to RogersCasey Consulting, Inc. (or such other advisor or advisors as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Portfolio Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Portfolio and the Portfolio Advisor as the Trust, the Advisor or RogersCasey Consulting, Inc. shall from time to time reasonably request.

                  b. The Portfolio Advisor shall provide support to the Advisor with respect to the marketing of the Portfolio in a manner comparable to the support provided to comparable clients of the Portfolio Advisor, including but not limited to: (i) permission to use the Portfolio Advisor's name as provided in Section 6, (ii) permission to use the past performance and investment history of the Portfolio Advisor as the same is applicable to the Portfolio provided counsel to the Trust determine that the use of such information and the manner of presentation of such information is legally permissible, (iii) access to the individual(s) responsible for day-to-day management of the Portfolio for marketing conferences, teleconferences and other activities involving the promotion of the Portfolio, subject to the reasonable request of the Advisor, (iv) permission to use biographical and historical data of the Portfolio Advisor and individual manager(s), and (v) with respect to clients whose names are provided to the Advisor by the Portfolio Advisor in writing prior to use, permission to use the names of these clients, subject to any restrictions imposed by these clients on the use of such names or by the Advisers Act and the rules adopted thereunder.

                  c. The Portfolio Advisor will, in the name of the Portfolio, place orders for the execution of all portfolio transactions in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be in effect from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Portfolio Advisor will create and maintain all necessary brokerage records of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor for the periods and in the places required by Rule 31a-2 under the 1940 Act. When placing orders with brokers and dealers, the Portfolio Advisor shall seek to obtain the most favorable price and execution available for the Portfolio, and in placing such orders the Portfolio Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Portfolio (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive rate), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. The Portfolio Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), to pay a broker or dealer who provides research services to the Portfolio Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Portfolio Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Portfolio Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Portfolio derives or will derive a reasonably significant benefit from such research services. The Portfolio Advisor will present a written report to the Board of Trustees of the Trust, at least quarterly and at such other times as reasonably requested by the Board of Trustees, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board of Trustees reasonably shall request.

                  d. The Portfolio Advisor may execute standard account documentation, agreements, contracts and other documents (collectively "Account Documents") as the Portfolio Advisor may be requested by brokers, dealers, counterparties and other persons in connection with the Portfolio Advisor's management of the Portfolio Assets, provided that the Advisor and the Trust's Board of Trustees first authorize the Portfolio Advisor to execute Account Documents. In such respect, and only for this limited purpose, the Portfolio Adviser shall act as the agent and/or attorney-in-fact of the Trust and/or the Advisor.

                  e. The Advisor recognizes that, subject to the provisions of
         Section 2c, Scudder Investor Services, Inc. or its successor ("SIS"), an affiliate of the Portfolio Advisor, may act as the regular broker for the portfolio so long as it is lawful for it so to act and that SIS may be a major recipient of brokerage commissions paid by the portfolio. SIS may effect securities transactions for the portfolio only if (i) the commissions, fees or other remuneration received or to be received by it are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time and
         (ii) the Trustees, including a majority of those Trustees who are not interested persons, have adopted procedures pursuant to Rule 17e-1 under the 1940 Act for determining the permissible level of such commissions.

                  f. The Advisor understands that (i) when orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Portfolio Advisor or its affiliates, the transactions generally will be executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first, (ii) although all orders placed on behalf of the Portfolio will be considered free trades, having an order placed first in the market does not necessarily guarantee the most favorable price, and (iii) purchases will be combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Portfolio is concerned.

                  g. The Portfolio Advisor may enter into arrangements with other persons affiliated with the Portfolio Advisor for the provision of certain personnel and facilities to the Portfolio Advisor to better enable it to fulfill its duties and obligations under this Agreement.

                  h. In the event of any reorganization or other change in the Portfolio Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Portfolio Advisor shall give the Advisor and the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

                  i. The Portfolio Advisor will bear its expenses of providing services to the Portfolio pursuant to this Agreement except such expenses as are undertaken by the Advisor or the Trust.

                  j. The Portfolio Advisor will manage the Portfolio Assets and the investment and reinvestment of such assets so as to seek to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

         3.       COMPENSATION OF THE PORTFOLIO ADVISOR.

                  a. As compensation for the services to be rendered and duties undertaken hereunder by the Portfolio Advisor, the Advisor will pay to the Portfolio Advisor a monthly fee equal on an annual basis to 0.45% of the average daily net assets of the Portfolio. Commencing as of the date next following the date upon which the owners of interests in the Portfolio shall have approved such change, the Advisor will pay to the Portfolio Advisor a monthly fee equal to 0.50% of the first $150 million of the average daily net assets of the Portfolio, and 0.45% of such average daily net assets in excess of $150 million.

                  b. The fee of the Portfolio Advisor hereunder shall be computed and accrued daily and paid monthly. If the Portfolio Advisor serves in such capacity for less than the whole of any period specified in Section 3a, the fee to the Portfolio Advisor shall be prorated. For purposes of calculating the Portfolio Advisor's fee, the daily value of the Portfolio's net assets shall be computed by the same method as the Trust uses to compute the net asset value of the Portfolio for purposes of purchases and redemptions of interests thereof.

                  c. The Portfolio Advisor reserves the right to waive all or a part of its fees hereunder.

         4. ACTIVITIES OF THE PORTFOLIO ADVISOR. It is understood that the Portfolio Advisor may perform investment advisory services for various other clients, including other investment companies. Furthermore, it is understood that the Portfolio Advisor may give advice, and take action, with respect to its other clients that may differ from the advice given, or the time and nature of action taken, with respect to the Portfolio. The Portfolio Advisor will report to the Board of Trustees of the Trust (at regular quarterly meetings and at such other times as such Board of Trustees reasonably shall request) (i) the financial condition and prospects of the Portfolio Advisor, (ii) the nature and amount of transactions affecting the Portfolio that involve the Portfolio Advisor and affiliates of the Portfolio Advisor, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Portfolio and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Portfolio, the Portfolio's performance, the performance of other comparable accounts to whom the Portfolio Advisor provides services, and the plans of, and the capability of, the Portfolio Advisor with respect to providing future services to the Portfolio and its other accounts. The Portfolio Advisor agrees, on an ongoing basis, to notify the Advisor of any change in the individual(s) responsible for day-to-day management of the Portfolio and any material change in the investment strategies employed by the Portfolio Advisor in managing the Portfolio. At least annually, the Portfolio Advisor shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The Portfolio Advisor agrees to submit to the Trust a statement defining its policies with respect to the allocation of investment opportunities among the Portfolio and its other clients.

         It is understood that the Portfolio Advisor may become interested in the Trust as an interest holder or otherwise.

         The Portfolio Advisor has supplied to the Advisor and the Trust copies of its Form ADV with all exhibits and attachments thereto (including the Portfolio Advisor's statement of financial condition) and will hereafter supply to the Advisor, promptly upon the preparation thereof, copies of all amendments or restatements of such document.

         Nothing in this Agreement shall prevent the Portfolio Advisor, any parent, subsidiary or affiliate, or any director or officer thereof, from acting as investment advisor for any other person, firm, or corporation, and shall not in any way limit or restrict the Portfolio Advisor or any of its directors, officers, stockholders or employees from buying, selling or trading any securities or commodities for its or their own account or for the account of others for whom it or they may be acting, if such activities will not adversely affect or otherwise impair the performance by the Portfolio Advisor of its duties and obligations under this Agreement. The Portfolio Advisor will (i) supply to the Advisor, upon the execution of this Agreement, with a true copy of its currently effective Code of Ethics and policies regarding insider trading and (ii) thereafter supply to Advisor copies of any amendments to or restatements of such Code of Ethics or insider trading policies. The Portfolio Advisor agrees to provide the Advisor, on a quarterly basis, a report with respect to material violations of the Portfolio Advisor's Code of Ethics or insider trading policies by portfolio managers who have responsibility for managing the Portfolio or a written statement indicating that no such violations have occurred during the quarter. In addition, the Portfolio Advisor agrees to provide to the

Advisor other information concerning violations of its Code of Ethics or insider trading policies to the same extent as it provides such information to the Boards of Directors of its proprietary mutual funds. The parties agree to be bound by the provisions of Rule 17j-1 under the 1940 Act as it may be amended to the extent that the provisions of the Rule are stricter than the provisions of this paragraph.

         5. PROVISION OF INFORMATION BY THE ADVISOR. To facilitate the Portfolio Advisor's fulfillment of its obligations under this Agreement, the Advisor agrees (i) promptly to provide the Portfolio Advisor with all amendments or supplements to the Trust's registration statements, its Agreement and Declaration of Trust, and its By-Laws, (ii) on an ongoing basis, to notify the Portfolio Advisor expressly in writing of each change in the fundamental and nonfundamental investment policies of the Portfolio, (iii) to provide or cause to be provided to the Portfolio Advisor on an ongoing basis such assistance as may be reasonably requested by the Portfolio Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Portfolio, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolio's affairs, (iv) to provide or cause to be provided to the Portfolio Advisor on an ongoing basis such information as is reasonably requested by the Portfolio Advisor for performance by the Portfolio Advisor of its obligations under this Agreement and the Portfolio Advisor shall not be in breach of any term of this Agreement or be deemed to have acted negligently if such alleged breach or negligent act is the result of the Advisor`s failure to provide or cause to be provided such requested information and the Portfolio Advisor's reliance on the information most recently furnished to the Portfolio Advisor, and (v) promptly to provide the Portfolio Advisor with any guidelines and procedures applicable to the Portfolio Advisor or the Portfolio adopted from time to time by the Board of Trustees of the Trust and all amendments thereto.

         6. USE OF NAMES. Neither the Advisor nor the Trust shall use the name of the Portfolio Advisor in any prospectus, sales literature or other material relating to the Advisor or the Trust in any manner not approved in advance by the Portfolio Advisor; provided, however, that the Portfolio Advisor will approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Portfolio Advisor shall not use the name of the Advisor or the Trust in any material relating to the Portfolio Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Portfolio Advisor hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. Upon termination of this Agreement, the Advisor and the Trust shall immediately cease to use the name of the Portfolio Advisor.

         7. LIMITATION OF LIABILITY OF THE PORTFOLIO ADVISOR. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Portfolio Advisor, the Portfolio Advisor shall not be subject to liability to the Advisor, the Trust or to any holder of an interest in the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. The Portfolio Advisor shall not be liable to the Advisor or the Trust for any loss suffered as a consequence of any action or inaction of other service providers to the Trust, provided such action or inaction of such other service providers to the Portfolio is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Portfolio Advisor under this Agreement. As used in this Section 7, the term "Portfolio Advisor" shall include the Portfolio Advisor and/or any of its affiliates and the directors, officers and employees of the Portfolio Advisor and/or any of its affiliates.

         8. LIMITATION OF TRUST'S LIABILITY. The Portfolio Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Portfolio Advisor agrees that (i) the Trust's obligations to the Portfolio Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited, in any event to the assets of the Portfolio and (ii) the Portfolio Advisor shall not seek satisfaction of any such obligation from the holders of interests in the Portfolio nor from any Trustee, officer, employee or agent of the Trust.

         9. FORCE MAJEURE. The Portfolio Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Portfolio Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         10.      RENEWAL, TERMINATION AND AMENDMENT.

                  a. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until December 31, 1998; and it shall continue thereafter provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities (as herein defined) of the Portfolio or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Portfolio Advisor, cast in person at a meeting called for the purpose of voting on such approval.

                  b. This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Portfolio, in any such case upon not less than 60 days' prior written notice to the Portfolio Advisor and (ii) by the Portfolio Advisor upon not less than 60 days' prior written notice to the Advisor and the Trust. This Agreement shall terminate automatically in the event of its assignment.

                  c. If this Agreement is not approved by the favorable vote of a majority of the outstanding voting securities of the Portfolio during the 120 day period after the effective date of the Agreement, it will terminate as of the close of business on the last day of such period.

                  d. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of the Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within 30 days after the written notice.

                  e. This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Portfolio affected by such change.

                  f. The terms "affiliated persons," "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in Section 2(a) of the 1940 Act.

         12. SEVERABILITY AND INCORPORATED EFFECT. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of specific or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         13. NOTICE. Any notices under this Agreement shall be in writing addressed and delivered personally (or by telecopy) or mailed postage-paid, to the other party at such address as such other party may designate in accordance with this paragraph for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor for this purpose shall be 311 Pike Street, Cincinnati, Ohio 45202 and that the address of the Portfolio Advisor shall be 345 Park Avenue, New York, New York 10154.

         14. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio, or any applicable provisions of the 1940 Act. To the extent that the laws of the State of Ohio, or any of the provisions in the Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                         TOUCHSTONE ADVISORS, INC.

Attest:

                                         BY
----------------------------                 ----------------------------------
Secretary                                       Edward G. Harness, Jr.
                                                President

                                         SCUDDER STEVENS & CLARK INC.

Attest:

                                         BY
----------------------------                 ----------------------------------
Secretary
                                                Name:
                                                      -------------------------
                                                Title:
                                                      -------------------------

                                    EXHIBIT B

                 SIMILAR INVESTMENT COMPANIES MANAGED BY SCUDDER

                      FUNDS, ASSETS AS OF JUNE 30, 1997
                           AND MANAGEMENT FEE RATES

                        Scudder Growth and Income Fund
                    Assets as of 6/30/97 - $5.706 billion

       ANNUAL RATE                            ASSET BREAKOUT
       -----------                            --------------
          0.60%                      first            $    500,000,000
          0.55%                       next            $    500,000,000
          0.50%                       next            $    500,000,000
          0.475%                      next            $    500,000,000
          0.45%                       next            $  1,000,000,000
          0.425%                      next            $  1,500,000,000
          0.405%                      over            $  4,500,000,000


                    Scudder Variable Life Investment Fund
                         Growth and Income Portfolio
                    Assets as of 6/30/97 - $124.6 million

       ANNUAL RATE                            ASSET BREAKOUT
       -----------                            --------------
          0.475%                              all net assets

                           AARP Investment Program
                         AARP Growth and Income Fund

                    Assets as of 6/30/97 - $5.899 billion

                                  Base Fee*

          ANNUAL                            INVESTMENT PROGRAM
           RATE                              ASSET BREAKPOINT
           ----                              ----------------
          0.35%                      first            $  2,000,000,000
          0.33%                       next            $  2,000,000,000
          0.30%                       next            $  2,000,000,000
          0.28%                       next            $  2,000,000,000
          0.26%                       next            $  3,000,000,000
          0.25%                       next            $  3,000,000,000
          0.24%                       over            $ 14,000,000,000

                                  Additional
                           Growth & Income Fund Fee

          ANNUAL                                   FUND
           RATE                              ASSET BREAKPOINT
           ----                              ----------------
          0.19%                               all net assets

*Allocated to AARP Growth and Income Fund based on its pro rata share of Program net assets.

                                  Exhibit C

                              AMENDED AND RESTATED
                          INVESTMENT ADVISORY AGREEMENT

                           SELECT ADVISORS PORTFOLIOS

INVESTMENT ADVISORY AGREEMENT amended and restated as of ________________, 1997, by and between TOUCHSTONE ADVISORS, INC., an Ohio corporation (the "Advisor"), and SELECT ADVISORS PORTFOLIOS, a New York master trust created pursuant to a Declaration of Trust dated February 7, 1994, as amended from time to time (the "Trust").

         WHEREAS, the Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

         WHEREAS, interests in the Trust are divided into separate subtrusts (each, along with any subtrust which may in the future be established, a "Portfolio"); and

         WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory and research services and other management services; and

         WHEREAS, the Advisor is an investment Advisor registered under the Investment Advisers Act of 1940, as amended, and desires to provide investment advisory services to the Trust; and

         WHEREAS, pursuant to Section 10c of this Agreement, the Trust and the Advisor desire to amend the existing Investment Advisory Agreement dated September 9, 1994, and the amendment thereto dated as of May 1, 1997, to incorporate the amendment of May 1, 1997 and to reflect an increase in the advisory fees to be paid by the Growth and Income Portfolio and the Growth and Income Portfolio II; and

         WHEREAS, the required approvals by Board of Trustees of the Trust and the shareholders of the Trust have been obtained;

         NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. EMPLOYMENT OF THE ADVISOR. The Trust hereby employs the Advisor to manage the investment and reinvestment of the assets of each Portfolio subject to the control and direction of the Trust's Board of Trustees, for the period on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         2. OBLIGATIONS AND SERVICES TO BE PROVIDED BY THE ADVISOR. In providing the services and assuming the obligations set forth herein, the Advisor may, at its expense, employ one or more subadvisors for any Portfolio. Any agreement between the Advisor and a subadvisor shall be subject to the renewal, termination and amendment provisions of paragraph 10 hereof. The Advisor undertakes to provide the following services and to assume the following obligations:

         a) The Advisor will manage the investment and reinvestment of the assets of each Portfolio, subject to and in accordance with the respective investment objectives and policies of each Portfolio and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Advisor may engage separate investment advisors ("Portfolio Advisor(s)") to make all determinations with respect to the investment of the assets of each Portfolio, to effect the purchase and sale of portfolio securities and to take such steps as may be necessary to implement the same. Such determination and services by each Portfolio Advisor shall also include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities shall be exercised. The Advisor shall, and shall cause each Portfolio Advisor to, render regular reports to the Trust's Board of Trustees concerning the Trust's and each Portfolio's investment activities.

         b) The Advisor shall, or shall cause the respective Portfolio Advisor(s) to place orders for the execution of all portfolio transactions, in the name of the respective Portfolio and in accordance with the policies with respect thereto set forth in the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of portfolio transactions, the Advisor shall create and maintain (or cause the Portfolio Advisors to create and maintain) all necessary brokerage records for each Portfolio, which records shall comply with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission (the "SEC"), the Trust or any person retained by the Trust. Where applicable, such records shall be maintained by the Advisor (or Portfolio Advisor) for the periods and in the places required by Rule 31a-02 under the 1940 Act.

         c) In the event of any reorganization or other change in the Advisor, its investment principals, supervisors or members of its investment (or comparable) committee, the Advisor shall give the Trust's Board of Trustees written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

         d) The Advisor shall bear its expenses of providing services to the Trust pursuant to this Agreement except such expenses as are undertaken by the Trust. In addition, the Advisor shall pay the salaries and fees, if any, of all Trustees, officers and employees of the Trust who are affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of the Advisor.

         e) The Advisor will manage, or will cause the Portfolio Advisors to manage, the Portfolio Assets and the investment and reinvestment of such assets so as to comply with the provisions of the 1940 Act and with Subchapter M of the Internal Revenue Code of 1986, as amended.

         3. EXPENSES. The Trust shall pay the expenses of its operation, including but not limited to (i) charges and expenses for Trust accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of the Portfolio's auditor's; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Portfolios; (iv) brokers' commissions, and issue and transfer taxes, chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for Trust membership in trade associations and all taxes and fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or interests in the Trust with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of interest holders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies;
(viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; (x) the cost of preparing and printing share certificates; and (xi) interest on borrowed money, if any.

         4.       COMPENSATION OF THE ADVISOR.

         a) As compensation for the services rendered and obligations assumed hereunder by the Advisor, the Trust shall pay to the Advisor monthly a fee that is equal on an annual basis to that percentage of the average daily net assets of each Portfolio set forth on Schedule 1 attached hereto (and with respect to any future Portfolio, such percentage as the Trust and the Advisor may agree to from time to time). Such fee shall be computed and accrued daily. If the Advisor serves as investment advisor for less than the whole of any period specified in this Section 4a, the compensation to the Advisor shall be prorated. For purposes of calculating the Advisor's fee, the daily value of each Portfolio's net assets shall be computed by the same method as the Trust uses to compute the net asset value of that Portfolio.

         b) The Advisor will pay all fees owing to each Portfolio Advisor, and the Trust shall not be obligated to the Portfolio Advisors in any manner with respect to the compensation of such Portfolio Advisors.

         c) The Advisor reserves the right to waive all or a part of its fee.

         5. ACTIVITIES OF THE ADVISOR. The services of the Advisor to the Trust hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that the Trustees and officers of the Trust are or may become interested in the Advisor as stockholders, officers or otherwise, and that stockholders and officers of the Advisor are or may become similarly interested in the Trust, and that the Advisor may become interested in the Trust as a shareholder or otherwise.

         6. USE OF NAMES. The Trust will not use the name of the Advisor in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Advisor; except that the Trust may use such name in any document which merely refers in accurate terms to its appointment hereunder or in any situation which is required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld. The Advisor will not use the name of the Trust in any material relating to the Advisor in any manner not approved prior thereto by the Trust; except that the Advisor may use such name in any document which merely refers in accurate terms to the appointment of the Advisor hereunder or in any situation which is required by the SEC or a state securities commission. In all other cases, the parties may use such names to the extent that the use is approved by the party named, it being agreed that in no event shall such approval be unreasonably withheld.

                  The Trustees of the Trust acknowledge that, in consideration of the Advisor's assumption of certain organization expenses of the Trust and of the various Portfolios, the Advisor has reserved for itself the rights to the name "Select Advisors Portfolios" (or any similar names) and that use by the Trust of such name shall continue only with the continuing consent of the Advisor, which consent may be withdrawn at any time, effective immediately, upon written notice thereof to the Trust.

         7.       LIMITATION OF LIABILITY OF THE ADVISOR.

         a. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or to any holder of an interest in any Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. As used in this Section 7, the term "Advisor" shall include Touchstone Advisors, Inc. and/or any of its affiliates and the directors, officers and employees of Touchstone Advisors, Inc. and/or of its affiliates.

         b. The Trust will indemnify the Advisor against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from acts or omissions of the Trust. Indemnification shall be made only after: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Trust was liable for the damages claimed or (ii) in the absence of such a decision, a reasonable determination based upon a review of the facts, that the Trust was liable for the damages claimed, which determination shall be made by either (a) the vote of a majority of a quorum of Trustees of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party Trustees") or (b) an independent legal counsel satisfactory to the parties hereto, whose determination shall be set forth in a written opinion. The Advisor shall be entitled to advances from the Trust for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent that would be permissible under the applicable provisions of the General Corporation Law of Ohio. The Advisor shall provide to the Trust a written affirmation of its good faith belief that the standard of conduct necessary for indemnification under such law has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Advisor shall provide security in form and amount acceptable to the Trust for its undertaking; (b) the Trust is insured against losses arising by reason of the advance; or
                  (c) a majority of a quorum of the Trustees of the Trust, the members of which majority are disinterested non-party Trustees, or independent legal counsel in a written opinion, shall have determined, based on a review of facts readily available to the Trust at the time the advance is proposed to be made, that there is reason to believe that the Advisor will ultimately be found to be entitled to indemnification.

         8. LIMITATION OF TRUST'S LIABILITY. The Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Advisor agrees that the Trust's obligations hereunder in any case shall be limited to the Trust and to its assets and that the Advisor shall not seek satisfaction of any such obligation from the holders of the interests in any Portfolio nor from any Trustee, officer, employee or agent of the Trust.

         9. FORCE MAJEURE. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

         10.      RENEWAL, TERMINATION AND AMENDMENT.

         a) This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of twelve months from the date hereof and it shall continue indefinitely thereafter as to each Portfolio, provided that such continuance is specifically approved by the parties hereto and, in addition, at least annually by (i) the vote of holders of a majority of the outstanding voting securities of the affected Portfolio or by vote of a majority of the Trust's Board of Trustees and (ii) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

         b) This Agreement may be terminated at any time, with respect to any Portfolio(s), without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the affected Portfolio(s) upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Trust.

         c) This Agreement may be amended at any time by the parties hereto, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of any Portfolio affected by such change. This Agreement shall terminate automatically in the event of its assignment.

         d) The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

         11. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         12. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions, in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered inn their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written. Pursuant to the Trust's Declaration of Trust, dated as of February 7, 1994, the obligations of this Agreement are not binding upon any of the Trustees or interestholders of the Trust individually, but bind only the Trust estate.

                                       SELECT ADVISORS PORTFOLIOS

                                       By
                                          -------------------------------------
                                             Edward G. Harness, Jr., President

                                       TOUCHSTONE ADVISORS, INC.

                                       By
                                          -------------------------------------
                                             Brian J. Manley, Vice President

               AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
        BETWEEN SELECT ADVISORS PORTFOLIOS AND TOUCHSTONE ADVISORS, INC.

                                   SCHEDULE 1

Portfolio
---------

Emerging Growth Portfolio                    0.80%

International Equity Portfolio               0.95%

Growth & Income Portfolio                    0.80%              of the first $150 million of the average daily
                                                                net assets of the Portfolio; and

                                             0.75%              of average daily net assets of the Portfolio in excess
                                                                of $150 million

Growth & Income II Portfolio                 0.80%              of the first $150 million of the average daily
                                                                net assets of the Portfolio; and

                                             0.75%              of average daily net assets of the Portfolio in excess
                                                                of $150 million
Balanced Portfolio                           0.80%

Income Opportunity                           0.65%

Bond Portfolio                               0.55%

Bond Portfolio II                            0.55%

                     TOUCHSTONE GROWTH & INCOME II PORTFOLIO
                    (a series of Select Advisors Portfolios)

         The undersigned appoints Edward G. Harness, Jr. and Edward S. Heenan and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Meeting of the holders of beneficial interests in the Growth & Income II Portfolio, a separate series of the select advisors portfolios to be held at 11:00 a.m. on September 18,1997 at the offices of the Trust, 311 Pike Street, Cincinnati, Ohio, and at any adjournment thereof. If a proxy is not received from a particular interest holder, then the votes attributable to him or her will be allocated in the same ratio as votes for which instructions have been received.

 ------------------------------------------------------------------------------

THE INTEREST REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSAL.

PLEASE VOTE BY CHECKING YOUR RESPONSE.

1.  To approve or disapprove the portfolio                  FOR ( )            AGAINST ( )           ABSTAIN ( )
advisory agreement, dated as of September 1, 1997,
between Touchstone Advisors, Inc. (the "Advisor")
and Scudder Stevens & Clark Inc. ("Scudder").

2.  To approve or disapprove a new portfolio                FOR ( )            AGAINST ( )           ABSTAIN ( )
advisory agreement between the Advisor and Scudder
(or its successor), to become effective upon the
consummation of the Transactions (as defined in the
Proxy Statement).

3.  To approve or disapprove an amendment to the            FOR ( )            AGAINST ( )           ABSTAIN ( )
existing investment advisory agreement between the
Trust (on behalf of the Portfolio) and the Advisor,
which would increase the fee paid by the Portfolio
to the Advisor by .05% of the Portfolio's average
net assets on the first $150 million of the
Portfolios net assets.

4.  To approve or disapprove an amendment to the            FOR ( )            AGAINST ( )           ABSTAIN ( )
Portfolio's fundamental investment restriction
relating to investments in real estate.

TOTAL INTEREST ATTRIBUTABLE TO THE UNDERSIGNED:

PLEASE VOTE, DATE, SIGN EXACTLY             NOTE:  THE UNDERSIGNED HEREBY
AS YOUR NAME APPEARS BELOW,                 ACKNOWLEDGES RECEIPT OF
ANDRETURN THIS FORM IN THE                  THE NOTICE OF MEETING AND
ENCLOSED SELF-ADDRESSED                     PROXY STATEMENT AND
ENVELOPE.                                   REVOKES ANY PROXY
                                            HERETOFORE GIVEN WITH
                                            RESPECT TO THE VOTES
                                            COVERED BY THIS PROXY.

                                            Dated:                     , 1997
                                                    -------------------

                                            ------------------------------
                                            Signature
                                            ------------------------------
                                            Signature If Jointly Held

August 29, 1997


Dear Variable Annuity Contract Owner:

Enclosed you will find a proxy statement regarding the voting of interests in the Touchstone Growth & Income II Portfolio beneficially owned by you through your Touchstone Variable Annuity Contract. Although the interests are legally held by a Western & Southern Separate Account, the Company is obligated to vote those shares as directed by you. Accordingly, please review the enclosed Proxy Statement carefully and then give us your voting instructions by marketing and returning the proxy that is enclosed. An addressed and stamped envelope is supplied for your convenience. We urge you to exercise your voting rights by marking and returning the proxy.


Yours very truly,